Exhibit 10.19

SUBLEASE AGREEMENT

This Sublease Agreement (this “Sublease”), made as of the 24th day of March, 2016, by and between APPNEXUS INC., a Delaware corporation, having an office at 28 West 23rd Street, 4th Floor, New York, NY 10010 (hereinafter referred to as “Sublandlord”), and BLUE APRON, INC., a Delaware corporation, having an office at 5 Crosby Street, 3rd Floor, New York, NY 10013 (hereinafter referred to as “Subtenant”);

W I T N E S S E T H :

WHEREAS, by a lease agreement dated as of July 5, 2012, as amended by that certain First Lease Modification and Extension Agreement, dated April 2, 2013 (the “Overlease”), 23rd Street Properties LLC (hereinafter referred to as “Overlandlord”) leased to Sublandlord, as lessee, (a) the entire rentable area of the fifth (5th) floor, in the building known as 28 West 23rd Street, New York, New York (the “28 Building”); (b)  the entire rentable area of the fifth floor and mezzanine in the building known as 40 West 23rd Street, New York, NY (the “40 Building”); (c) the entire rentable area of the fourth (4th) floor in the 28 Building and the 40 Building (the 40 Building and the 28 Building are hereinafter collectively, referred to as the “Building”); (c) the entire rentable area of the second 2nd floor in the 28 Building and the 40 Building; (d); and (e) the entire rentable area of the sixth (6th) floor and penthouse in the 40 Building (collectively, the “Premises”), upon and subject to the terms and conditions set forth in the Overlease; and

WHEREAS, Subtenant desires to sublet a portion of the Premises comprised of approximately 43,000 square feet of rentable area comprising the entire fifth (5th) floor and the mezzanine in the 40 Building (the “Sublease Premises”) from Sublandlord upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto, for themselves, their successors and assigns, mutually covenant and agree as follows:

1.             Capitalized Terms.  Any capitalized terms not otherwise defined in this Sublease shall have the meanings ascribed thereto in the Overlease.

2.             Demise.  Sublandlord does hereby sublease to Subtenant, and Subtenant does hereby sublease from Sublandlord, for the Term and upon the conditions hereinafter provided, the Sublease Premises as more particularly delineated on Exhibit A attached hereto and made part hereof.  Subtenant represents that it has thoroughly examined the Building and the Sublease Premises and that the same are accepted by Subtenant in their “as is”, “where is” condition existing on the date of this Sublease except for latent defects.  Notwithstanding the foregoing, the Sublease Premises shall be delivered to Subtenant on the Term Commencement Date (as hereinafter defined) in compliance with all applicable laws, including the Americans with Disabilities Act, and all systems serving the Sublease Premises, including the HVAC, in good working order. Sublandlord represents that on the date hereof, Sublandlord does not have any knowledge of any non-compliance with any applicable laws or any defects or repairs required to be made to any system serving the Sublease Premises.

3.             Term.

(a)           The term of this Sublease (“Term”) shall commence on the date (the “Term Commencement Date”) which is the later to occur of (i) the date that Sublandlord shall deliver to Subtenant the Overlandlord Sublease Consent (as defined in Section 19 hereof), and (ii) the date upon which Sublandlord delivers possession of the Sublease Premises to Subtenant in the condition required under Section 2 hereof, and shall end on the last day of the eighteenth (18th) full calendar month following the Rent Commencement Date (as hereinafter defined), or on such earlier date upon which said Term may expire or be terminated pursuant to any of the conditions or limitations or other provisions of this Sublease or pursuant to law (which date for the termination of the term hereof shall hereafter be called the “Termination Date”).  Subtenant shall surrender the Sublease Premises upon the Termination Date in the condition required under the Overlease, provided that Subtenant shall have no obligation to remove any alterations or improvements existing in the Sublease Premises as of the Term Commencement Date.

(b)           So long as this Sublease is in full force and effect and Subtenant is not in default, beyond applicable periods of notice and grace, of any monetary or material non-monetary provisions of this Sublease at the Notice Date (defined below) and at the commencement of any Extension Term (defined below), Subtenant shall have two (2) options to extend the Term of this Sublease, each for a period of six (6) months.  Each such extension is an “Extension Term” and both such Extensions are the “Extension Terms.”  To exercise each Extension Term, Subtenant shall provide written notice to Sublandlord no later than sixty (60) days prior to the end of the then current term of this Sublease (the “Notice Date”).  Sublandlord and Subtenant agree that upon Subtenant’s exercise of an Extension Term in accordance with this Section 2(b), the Term of this Sublease shall be extended without the execution of additional documents (though the parties may execute an amendment to this Sublease in confirmation thereof) on all of the terms and provisions of this Sublease, except that (i) the Monthly Base Rent for the first Extension Term shall be the same as the Monthly Base Rent payable for the last full calendar month of the initial Term (i.e., $222,166.67) and (ii) the Monthly Base Rent for the second (2nd) Extension Term shall be $229,333.33 per month.  Notwithstanding the foregoing to the contrary, Subtenant’s failure to exercise any Extension Term in a timely manner in accord with this Section 2(b) (with time being of the essence) shall void any such Extension Term.

4.             Base Rent.  From and after the date that is thirty (30) days after the Term Commencement Date (the “Rent Commencement Date”), the Subtenant shall pay to Sublandlord, as Base Rent, the amounts set forth below, in advance on the first (1st) day of each calendar month during the Term of this Sublease, without set-off, abatement, deduction or demand.  Base Rent due for any partial month at the beginning or end of the term shall be pro rated on a per diem basis.  Subtenant shall pay to Sublandlord, simultaneously with the execution and delivery by Subtenant of this Sublease, an amount equal to $215,000.00, representing payment of the first monthly installment of Base Rent due from Subtenant hereunder.

TERM	MONTHLY BASE RENT
Months 1-12 (i.e. from the Rent Commencement Date – the date that is 12 full calendar months thereafter)	$215,000.00
Months 13-18	$222,166.67

Notwithstanding the foregoing, Subtenant shall receive a credit against the installment of Base Rent payable with respect to second full calendar month following the Rent Commencement Date in the amount of $18,096.20.

5.             Electricity.  In addition to the Base Rent, throughout the term of the Sublease, Subtenant shall pay to Sublandlord $3.00 per annum per square foot of rentable area in the Sublease Premises as an electricity charge (the “Electricity Charge”).  The Electricity Charge shall be paid monthly, without set-off, abatement, deduction or demand, on the first of each month during the Term (as the same may be extended) in the amount of $10,750.00 per month, with Electricity Charges for any partial month pro rated on a per diem basis.  Notwithstanding the incorporation of Article 45 of the Overlease in this Sublease, Subtenant shall have no obligation to pay the charges for electricity set forth therein or elsewhere in the Overlease and it is expressly agreed that Subtenant’s only obligation with respect to the fee or consideration paid for the supply of electricity to the Sublease Premises is the payment of Electricity Charge as provided in this Section 5 regardless of the amount of electricity used in the Sublease Premises (though Subtenant shall have no right to use more than a customary amount of electricity for a typical office use which shall be deemed to include the provision of HVAC to the Sublease Premises), and regardless of the exercise of Overlandlord of any right to adjust the rate paid by Sublandlord under the Overlease, any such adjustment shall have no effect on the Electricity Charge.  In addition, in the event of a discontinuous of service from the Overlandlord resulting from Sublandlord’s actions, Sublandlord shall be responsible for all commercially reasonable costs and expenses which may be incurred to continue to deliver electricity to the Sublease Premises throughout the Term (as the same may be extended).

6.             Security Deposit.

(a)           Simultaneously with the execution of this Sublease by Subtenant (or within thirty (30) days after the execution of this Sublease by Subtenant if Subtenant initially provides Cash Security pending delivery of the Letter of Credit in the Required Amount), Subtenant shall deliver to Sublandlord, and Subtenant shall maintain in effect at all times during the Term, as collateral for the full and faithful performance and observance by Subtenant of Subtenant’s covenants and obligations under this Sublease, an unconditional, irrevocable letter of credit (each such letter of credit and such extensions or replacements thereof, as the case may be, is hereinafter referred to as a “Letter of Credit”) in the amount of $700,000.00 (the “Required Amount”), in form attached hereto as Exhibit D or otherwise reasonably satisfactory to Sublandlord.  Sublandlord hereby approves of Silicon Valley Bank as issuer of the Letter of Credit.  The Letter of Credit shall be issued by and drawable upon a commercial bank, trust company, national banking association or other banking institution reasonably satisfactory to Sublandlord and having a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-1 (or equivalent) by Moody’s Investor Service, Inc., or at least A/A-1 (or equivalent) by Standard & Poors Corporation (and is not on credit-watch or similar credit review with negative implication), have combined capital, surplus and undivided profits of not less than $500,000,000 and have offices for banking and drawing purposes in the city or county in which the Sublease Premises are located (or, alternatively, allow for drawing by facsimile).  Any Letter of Credit shall name Sublandlord as the beneficiary, have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year through the date that is sixty (60) days after expiration of the Term unless terminated by the issuer thereof by notice to Sublandlord given not less than thirty (30) days prior to the expiration thereof, be fully transferable by Sublandlord without payment of any fees or charges, permit partial draws and be payable at sight upon presentment of a simple sight draft signed by Sublandlord.  Subtenant shall, throughout the Term of this Sublease, deliver to Sublandlord, in the event of the termination of any such Letter of Credit, a replacement Letter of Credit in lieu thereof no later than fifteen (15) days prior to the expiration date of the preceding Letter of Credit and complying with all of the requirements of this Section 6.  If Subtenant shall fail to obtain any replacement of or amendment to a Letter of Credit within any of the applicable time limits set forth in this Section 6, such failure shall constitute an immediate default under this Sublease without any additional notice or cure period applicable thereto, and Sublandlord shall have the right (but not the obligation), at its option, to draw down the full amount of the existing Letter of Credit and use, apply and retain the same as security hereunder.

(b)           If Subtenant defaults in respect of the full and prompt payment and performance of any of the terms, provisions, covenants and conditions of this Sublease beyond notice (the delivery of which shall not be required for purposes of this Section 6 if Sublandlord is prevented or prohibited from delivering the same under applicable law, including, but not limited to, all applicable bankruptcy and insolvency laws) and the expiration of any applicable cure periods, including, but not limited to, the payment of Base Rent and Electricity Charges, Sublandlord may, at its election, (but shall not be obligated to) draw down the Letter of Credit or any portion thereof to the extent necessary to remedy the default and use or apply the whole or any part of the security, as the case may be, represented by the Letter of Credit to the extent required for the payment of: (i) Base Rent, Electricity Charges or any other sum as to which Subtenant is in default and (ii) any sum which Sublandlord may have been required to expend or may be required to expend by reason of Subtenant’s default in respect of any of the terms, provisions, covenants, and conditions of this Sublease.

(c)           If Sublandlord utilizes all or any part of the security represented by the draw on the Letter of Credit (as provided in Section 6(b) above) but does not terminate this Sublease, Sublandlord may, in addition to exercising its rights as provided in Section 6(b) above, retain the unapplied and unused balance of the portion of the Letter of Credit drawn down by Sublandlord (herein called the “Cash Security”) as security for the faithful performance and observance by Subtenant thereafter of the terms, provisions, and conditions of this Sublease, and may use, apply, or retain the whole or any part of said Cash Security to the extent required for payment of any of the amounts specified in Section 6(b) above.  In the event Sublandlord uses, applies or retains any portion or all of the security represented by the Letter of Credit, Subtenant shall forthwith restore the amount so used, applied or retained (at Subtenant’s option, either by the deposit with Sublandlord of cash or the provision of a replacement Letter of Credit) so that at all times the amount of the security represented by the Letter of Credit and the Cash Security (if any) shall be not less than the Required Amount.  If Subtenant shall initially deliver Cash Security, Subtenant shall provide a Letter of Credit satisfying the requirements of this Section 6 within thirty (30) days after the execution of this Sublease by Subtenant.  Sublandlord shall, within three (3) business days of its receipt of the Letter of Credit, reimburse Subtenant the cash deposit by wire transfer, immediately available funds to an account designated by Subtenant.

(d)           In addition to and without limitation of Sublandlord’s other rights under this Section 6, if the credit rating of the issuer of the Letter of Credit (other than Silicon Valley Bank) is reduced below P-1 (or equivalent) by Moody’s Investor Service, Inc., or below A/A-1 (or equivalent) by Standard & Poors Corporation, or if the financial condition of such issuer changes in any other materially adverse way, then Sublandlord may immediately draw upon the Letter of Credit and use, apply and retain the same as Cash Security hereunder and Sublandlord shall have the right, by giving Subtenant written notice of such requirement, to require that Subtenant obtain from a new issuer a replacement Letter of Credit, which issuer and replacement Letter of Credit both comply in all respects with the requirements of this Section 6.  In the event that Subtenant shall not have delivered to Sublandlord a replacement Letter of Credit within fifteen (15) Business Days after Subtenant’s receipt of such notice, Sublandlord shall have the right (but not the obligation), at its option, to draw down the full amount of the existing Letter of Credit and use, apply and retain the same as security hereunder.  At any time and from time to time, Subtenant shall be permitted to obtain from a new issuer a replacement Letter of Credit, which issuer and replacement Letter of Credit both comply in all respects with the requirements of this Section 6.  At any time Subtenant is entitled to the return of a Letter of Credit, including in the event Subtenant provides a replacement Letter of Credit, Sublandlord will return such Letter of Credit and reasonably cooperate with Subtenant in providing documentation authorizing the issuing bank of the Letter of Credit to terminate same.

(e)           If Subtenant shall have fully paid and performed all of Subtenant’s obligations under this Sublease, the Letter of Credit and the Cash Security (if any) then held by Sublandlord shall be returned to Subtenant within thirty (30) days after the date fixed as the end of this Sublease and after delivery to Sublandlord of entire possession of the Sublease Premises in the condition required under this Sublease; provided, however, that if Subtenant is in breach of this Sublease as of the expiration of this Sublease, then such 30-day period shall not commence until such breach is fully cured and in no event shall any such return be construed as an admission by Sublandlord that Subtenant has performed all of its obligations hereunder.

7.             Insurance.   Subtenant shall obtain and maintain all insurance types and coverage as specified in the Overlease to be obtained and maintained by Sublandlord, as lessee, in amounts not less than those specified in the Overlease.  All such policies of insurance shall name Overlandlord and Sublandlord as additional insureds thereunder.  Subtenant’s insurance shall be primary over Overlandlord’s and Sublandlord’s insurance.

8.             Indemnification.  Notwithstanding any other provision of this Sublease or the Overlease to the contrary, Subtenant will save Overlandlord and Sublandlord harmless, and indemnify Overlandlord and Sublandlord, from and against any and all claims, liabilities (including reasonable legal fees) or penalties asserted by or on behalf of any person, firm, corporation or public authority:

(a)           On account of or based upon any injury to person, or loss of or damage to property sustained or occurring in the Sublease Premises on account of or based upon the act,

omission, fault, negligence or misconduct of any person whomsoever (other than Overlandlord and Sublandlord or their respective agents, contractors or employees);

(b)           On account of or based upon any injury to person or loss of or damage to property, sustained or occurring elsewhere (other than on the Sublease Premises) in or about the Building (and, in particular, without limiting the generality of the foregoing on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building or the Sublease Premises) arising out of the negligent act or omission or willful misconduct of Subtenant, its agents, employees or invitees;

(c)           On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Overlandlord or Sublandlord or their respective contractors, agents or employees of either) in the Sublease Premises during the Term of this Sublease and during the period of time, if any, prior to the Term Commencement Date that Subtenant may have been given access to the Sublease Premises; and

(d)           On account of or resulting from the failure of Subtenant to perform and discharge any of its covenants and obligations under this Sublease.

If either of the Overlandlord or the Sublandlord shall, without fault on its part, be made a party of any litigation commenced by or against the Subtenant, then the Subtenant shall protect, indemnify and hold the Overlandlord or the Sublandlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Overlandlord or the Sublandlord in connection with such litigation.  The Subtenant shall also pay all costs, expenses and reasonable legal fees (on a solicitor and his client basis) that may be incurred or paid by the Overlandlord or the Sublandlord in enforcing the terms, covenants and conditions in this Sublease unless a Court shall decide otherwise.

Subtenant shall neither do nor permit anything to be done which would cause a default under the Overlease, or termination or forfeiture by reason of any right of termination or forfeiture, reserved or vested in the Overlandlord under the Overlease, and Subtenant shall indemnify and hold Sublandlord harmless from and against all claims of any kind whatsoever by reason of breach or default on the part of Subtenant, or termination or forfeiture which is the consequence of any such breach or default.

Sublandlord shall not enter into an agreement with Overlandlord for the early termination of the Overlease and shall keep the Overlease in full force and effect throughout the Term and, to the extent applicable, any Extension Term.  Sublandlord shall indemnify and hold Subtenant harmless from and against all claims of any kind whatsoever by reason of breach or default on the part of Sublandlord of the covenants set forth in this Sublease, or termination or forfeiture of the Overlease or this Sublease which is the consequence of any such breach or default.

9.             Terms of Overlease.  Except as expressly otherwise provided in this paragraph 9 and in paragraphs 5, 10, 11, 12 or 13, or otherwise inconsistent with this Sublease, and except to the extent not applicable to the Sublease Premises, as between the parties hereto, all of the terms, provisions, covenants and conditions of the Overlease are incorporated herein by reference and hereby made a part of this Sublease.  However, for purposes of such incorporation by reference, all references to Landlord and Tenant shall be deemed references to Sublandlord and Subtenant, respectively, all references to the demised premises or the Original Demised Premises shall be deemed references to the Sublease Premises hereunder and all references to the term of the Overlease shall be deemed references to the Term of this Sublease.  Subtenant shall be entitled to the same notice and cure periods, less three (3) business days, as Sublandlord is afforded under the Overlease unless such time period afforded Sublandlord under the Overlease is 5 days or less in which Subtenant shall be provided the same number of days as Overlandlord less one business day.  Sublandlord shall have all of the rights of the Overlandlord under the Overlease as against Subtenant and, as between the parties hereto, Subtenant agrees to observe and perform all of the terms, covenants and conditions on Sublandlord’s part to be observed and performed under the Overlease.

10.          Overlandlord’s Services and Obligations under the Overlease.  Notwithstanding anything in this Sublease to the contrary, including without limitation paragraph 9 hereof, Subtenant agrees that Sublandlord shall not be obligated to furnish for Subtenant any services of any nature which are to be performed by Overlandlord by the terms of the Overlease, including, without limitation, climate control, elevator service, cleaning services, security, electrical energy and miscellaneous power services, water and other public utilities and construction of any improvements at the Sublease Premises; provided, nevertheless, that in the event of any such default or failure of performance by Overlandlord, Sublandlord agrees, upon notice from Subtenant, to use reasonable efforts to enforce Sublandlord’s rights under the Overlease to cause Overlandlord to perform its obligations under the Overlease.

11.          Sublandlord’s Approval of the Subtenant’s Alterations and Improvements.  Notwithstanding anything to the contrary set forth in Article 3 of the Overlease as incorporated herein by reference, Sublandlord may withhold its consent to any request by Subtenant with respect to any proposed alterations, installments, removals, additions or improvements to any part of the Sublease Premises, whether or not Overlandlord has granted its approval, but in any event Sublandlord’s approval shall not be unreasonably withheld, conditioned or delayed.  Nothing in this Sublease shall be construed as an agreement that Sublandlord has any obligation to perform any alterations, installments, removals, additions or improvements for Subtenant whatsoever other than to deliver the Sublease Premises in the condition required in Section 2 hereof.  Subtenant shall remove any Specialty Alterations performed by Subtenant in the Sublease Premises upon the expiration or earlier termination of the term of this Sublease.

In addition to satisfying the requirements in the Overlease for any proposed alterations, installments, removals, additions or improvements, to the extent plan submission is required under the Overlease, Subtenant shall also submit the same plans to Sublandlord for its review and approval prior to commencing any alterations, additions or improvements to the Sublease Premises, which approval shall not be unreasonably withheld, conditioned or delayed.  Sublandlord shall not charge Subtenant any fees or costs in connection with Sublandlord’s review of such plans.

Notwithstanding anything to the contrary set forth herein, Sublandlord hereby consents to the performance by Subtenant of the work described on the plans annexed hereto as Exhibit E (“Subtenant’s Initial Work”).

12.          Certain Overlease Provisions Not Incorporated.  The following provisions of the Overlease are expressly not incorporated into this Sublease:  Original Lease: Insert 8.5 to Article 8, Section 41, Section 48(A), Articles 52, 56, 59, 62 (second paragraph), 68, 72, 73, 74.C, 75, 76, 77, and 79; the First Lease Modification and Extension Agreement: Sections 1, 2, 3, 5, 6, 8, 9, 10, 11, 12, 13, 14, 15 (to the extent the same relates to access to any space other than the Sublease Premises and the lobby), 17, 18, 19(iii), 21, Exhibit A, Exhibit B.  Sublandlord represents that the copy of the Overlease annexed hereto as Exhibit B is a true and complete copy of the Overlease and all amendments thereto.   Subtenant acknowledges that, except for the redacted portions thereof, it has reviewed the Overlease attached hereto and made a part hereof as Exhibit B, and that it is familiar with the contents thereof.

13.          HVAC.   Sublandlord acknowledges that Subtenant may desire to make modifications or Alterations to the HVAC system serving the Sublease Premises or otherwise to the Sublease Premises in accordance with the terms of the Overlease in connection with the heating/cooling of the Sublease Premises, including without limitation, the use and/or installation of temporary or moveable heating/cooling equipment (collectively, the “HVAC Alterations”) .  Subject to Subtenant’s compliance with the terms of this Sublease and the Overlease including, without limitation, the provisions concerning Alterations and Building systems and the requirement to submit plans for any such work to Sublandlord and Overlandlord for the prior written approval, Sublandlord shall provide Subtenant with a Base Rent credit for actual, out of pocket design costs and hard costs (including, without limitation, the cost of the purchase and installation of machinery or equipment) of such HVAC Alterations up to a maximum of $110,000.  Such Base Rent credit shall be provided to Subtenant in the month following Subtenant’s completion of such HVAC Alterations and Subtenant’s delivery of reasonable documentation of such costs and, to the extent applicable, fully executed, unconditional lien waivers from all contractors and vendors providing work or services for such HVAC Alterations.  Sublandlord shall have no liability to Subtenant nor any obligation to provide any rent credit to Subtenant in the event Overlandlord fails to consent to such HVAC Alterations. Throughout the Term of this Sublease, HVAC service shall be available to the Sublease Premises on 24 hours per day, 7 days per week and 365 days per year.  Subtenant shall pay Sublandlord $0.50 per annum per square foot of rentable area in the Sublease Premises for Subtenant’s use of overtime HVAC (the “HVAC Charge”) (i.e. Subtenant shall have no obligation to pay any hourly charge for such usage.)   The HVAC Charge shall be paid monthly, without set-off, abatement, deduction or demand, on the first of each month during the Term (as the same may be extended) in the amount of $1,791.67 per month, with HVAC Charges for any partial month pro-rated on a per diem basis.  Notwithstanding the incorporation of Article 71 of the Overlease in this Sublease, Subtenant shall have no obligation to pay the charges for HVAC set forth therein or elsewhere in the Overlease and it is expressly agreed that Subtenant’s only obligation with respect to the fees for the supply of HVAC to the Sublease Premises is the payment of the HVAC Charges as provided in this Section 13.  Notwithstanding anything to the contrary contained in this Sublease by virtue of incorporation of certain provisions of the Overlease herein, throughout the term of this Sublease, Sublandlord shall maintain the HVAC system at Sublandlord’s sole cost and expense, unless any such maintenance, repair or replacement results from Subtenant’s misuse or abuse of the HC equipment serving the Sublease Premises.  Nothing contained in this Sublease whether stated expressly or incorporated herein shall be deemed to be an assumption by Subtenant of any obligation to maintain, repair or replace the HVAC system and equipment.

14.          Notice.  Any and all communications delivered hereunder shall be in writing and delivered or served in accordance with Article 48 of the Overlease addressed as follows:  if to Overlandlord:  as provided in the Overlease; if to Sublandlord:  Appnexus Inc., 28 West 23rd Street, 4th Floor, New York, NY 10010 Attention: General Counsel; and if to Subtenant:  Blue Apron, Inc., 5 Crosby Street, 3rd Floor, New York, New York 10013, Attention:  General Counsel, and by email at: legalnotice@blueapron.com, or to such other address and attention as any of the above shall notify the others in writing.

15.          Successors and Assigns.  This Sublease and everything herein contained shall extend to and bind and inure to the benefit of Sublandlord and its successors and assigns and Subtenant and its heirs, executors, administrators and permitted successors and assigns.  No rights shall inure to the benefit of any assignee, subtenant or occupant unless the provisions of Articles 11, 43 and 53 of the Overlease are complied with.

16.          Assignment and Subletting.  It is expressly acknowledged and agreed that the provisions of Articles 11, 43 and 53 of the Overlease shall control in the event of any proposed sublease or assignment by Subtenant (and such provisions are hereby incorporated into the terms of this Sublease), provided however, in each instance where the consent of Landlord is required such provision shall be deemed to refer to both the consent of both Sublandlord and the Overlandlord and, provided further that in the event Overlandlord’s consent is either not required or is granted, Sublandlord’s consent shall automatically be deemed granted.

17.          Miscellaneous.  Neither Sublandlord nor any agent or representative of Sublandlord has made or is making, and Subtenant in executing and delivering this Sublease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Sublease.  All understandings and agreements, if any, heretofore had between the parties are merged into this Sublease, which alone fully and completely expresses the agreement of the parties.  No surrender of possession of the Sublease Premises or of any part thereof or of any remainder of the term of this Sublease shall release Subtenant from any of its obligations hereunder unless accepted by Sublandlord in writing.  The receipt and retention by Sublandlord of Base Rent from anyone other than Subtenant shall not be deemed a waiver of the breach by Subtenant of any covenant, agreement, term or provision of this Sublease, or as the acceptance of such other person as a tenant, or as a release of Subtenant from the covenants, agreements, terms, provisions and conditions herein contained.  The receipt and retention by Sublandlord of Base Rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.  This Sublease shall be governed by, and construed in accordance with the laws of the State of New York.

18.          Sublandlord’s Consent.  Whenever Sublandlord’s consent is required under this Sublease, Sublandlord’s rejection of a request made by Subtenant shall not deemed unreasonable, in any case, if such rejection is based on Overlandlord’s rejection of such request.

19.          Consent of Overlandlord under the Overlease.  This Sublease is subject to and conditioned upon Sublandlord obtaining the written consent of Overlandlord hereto (hereinafter referred to as “Overlandlord Sublease Consent”).   The Overlandlord Sublease Consent shall be in form and substance reasonably acceptable to Subtenant and shall expressly include the consent of Overlandlord to the performance by Subtenant of Subtenant’s Initial Work.  Sublandlord shall promptly request and use due diligence to obtain such consent.  Subtenant shall cooperate with Sublandlord in connection therewith.  Sublandlord agrees to pay all actual and reasonable costs, expenses and fees which Sublandlord is required to pay to Overlandlord in connection with obtaining such consent.  If such consent is refused or if Overlandlord shall otherwise fail to grant such consent within thirty (30) days from the date of full execution and delivery hereof, then Subtenant may, upon written notice to Sublandlord given at any time prior to the granting of such consent, terminate and cancel this Sublease, whereupon Sublandlord shall refund to Subtenant any Rent and Security Deposit paid in advance hereunder. In the event such consent is refused or if Overlandlord shall otherwise fail to grant such consent within ninety (90) days from the date of full execution and delivery hereof, then either party may, upon written notice to the other given at any time prior to the granting of such consent, terminate and cancel this Sublease, whereupon Sublandlord shall refund to Subtenant any Rent and Security Deposit paid in advance hereunder.  Upon the making of such refund, neither party shall have any further obligations to the other under this Sublease, except to the extent that the provisions of this Sublease expressly survive the termination hereof.

20.          Signage.  Subject to Overlandlord’s consent: Subtenant may install Building-standard signage in the elevator lobby on Subtenant’s floor and at the entrance to the Sublease Premises and Subtenant shall be entitled to its pro rata share of listings on the Building lobby directory.

21.          Brokers.  Subtenant hereby represents and warrants that it has not dealt with any broker other than CBRE, Inc. in connection with this Sublease for the Sublease Premises.  Subtenant shall indemnify Sublandlord against any cost or liability resulting from Subtenant’s breach of the foregoing representation and warranty.  Sublandlord shall be responsible for any commissions owed to the foregoing named broker, subject to and in accordance with the provisions of a separate agreement.

22.          Furniture.  Sublandlord and Subtenant hereby acknowledge that Sublandlord’s furniture, fixtures and equipment listed on Exhibit C hereto (the “Furniture”) is located in the Sublease Premises on the date hereof and will be in the Sublease Premises on the Term Commencement Date.  Subtenant shall have the right to use such Furniture during the Term, which is provided for Subtenant’s use without representation or warranty of any kind.  Subtenant shall have the right (but not the obligation), at is option, to dispose of the Furniture from time to time during the term of this Sublease without liability to Sublandlord, however, Subtenant may surrender the Sublease Premises with any remaining items of Furniture on the Expiration Date and shall have no obligation to remove the same from the Sublease Premises; provided that, Subtenant shall provide ten (10) business days’ prior written notice to Sublandord before disposing of any such Furniture and Sublandlord shall have ten (10) business days thereafter to require removal of such items of Furniture to Sublandlord’s storage facility.

23.          Termination of Overlease.  In the event of a default under the Overlease that results in the termination of the Overlease, Subtenant shall, at the option of Overlandlord, attorn and recognize Overlandlord as Sublandlord hereunder pursuant to the then executory terms of this Sublease and shall, promptly upon Overlandlord’s request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition; provided that Sublandlord’s default was not caused by a default by Subtenant under the Overlease.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Sublease, as an instrument under seal, as of the day and year first above written.

SUBLANDLORD:

APPNEXUS INC.

By:	/s/ Kris Heinrichs
Name: Kris Heinrichs
Title: VP Finance

SUBTENANT:

BLUE APRON, INC.

By:	/s/ Matt Salzberg
Name: Matt Salzberg
Title: CERO

EXHIBIT A

PLAN OF SUBLEASE PREMISES

EXHIBIT C

FURNITURE

Furniture	Quantity
CHAIRS
Rolling Chairs	410
Couches, Grey	13
Single Seat Couches, Grey	1
High Top Stools, Yellow	21
Plastic Chairs, Red	110
Big Red Chair	8
Bean Bags	1
Round Stools, Red & Blue	8
Square Seat	3
Couches, Blue	3
TABLES, DESKS, & SHELVES
Reception Desk	1
End Tables, White	13
Coffee Tables	6
High Top Tables, White	1
Desks, White	290
Standing Desks	15
Canteen Tables	15
Long Conference Tables	4
Round Conference/Dining Tables	25
Shelving Units, Books & Storage	42
Filling Cabinets	187
Silver High Tops	9
Kitchen High Tops, White & Silver	2
Kitchen High Tops, Marble	4
KITCHEN & MISC
Clock	21
Trash Bins	194
White Boards	11
Shag Rugs, Grey	2
Tall Kitchen Trash Bins	10
Refrigerator	3
Microwaves	3
Ice Machines	1
Dish Washers	2
Red Telephone Booth	2
Rolling White Boards	11
Ice Cream Freezer	1
Coat Racks	3
Light Fixtures	All

Equipment	Quantity
TVs
Sharp 48” TVs	10
Sharp 60” TVs	2
Sharp 70” TVs	5
Sharp 90” TVs	2
Sharp Mobile TV	1
Webcams
Logitech 1080p HD webcam	9
Speakers
Revolabs	3
Crestron wall Speakers	1 set
Crestron ceiling Speakers	2 sets
Cisco mic/speaker, large with dial pad	3
Cisco external speaker, small	3
Storage
4 Tier ULINE Shelf	1
Security equipment
S2 Netbox Controller	1
Card Readers	4
Cameras	3
Dropcarns	2
Networking Gear
Networking Racks in IDF	2

EXHIBIT D

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

APPNEXUS INC.

28 WEST 23RD STREET

4TH FLOOR

NEW YORK, NY 10010

APPLICANT:

BLUE APRON, INC.

5 CROSBY STREET

3RD FLOOR

NEW YORK NY 10013

AMOUNT:            US$700,000.00 (SEVEN HUNDRED THOUSAND AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:                        (ONE YEAR FROM ISSUANCE)

LOCATION:                         SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF       IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.              THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2.    BENEFICIARY’S DATED AND SIGNED STATEMENT STATING AS FOLLOWS:

“A DEFAULT HAS OCCURRED BY BLUE APRON, INC. AS SUBTENANT UNDER THAT CERTAIN SUBLEASE AGREEMENT, DATED MARCH [   ], 2016 [INSERT DATE], BY AND BETWEEN SUBTENANT, AND APPNEXUS, INC. AS SUBLANDLORD (THE “SUBLEASE”). THIS DRAW IN THE AMOUNT OF                 U.S. DOLLARS (US$           ) [INSERT AMOUNT] UNDER YOUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF       REPRESENTS FUNDS DUE TO US UNDER THE SUBLEASE BY REASON OF SUBTENANT’S DEFAULT.”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED TO DECEMBER 31, 2017, WITHOUT AMENDMENT, FROM THE PRESENT EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS (OR ANY OTHER ADDRESS INDICATED BY YOU, IN A WRITTEN NOTICE TO US THE RECIEPT OF WHICH WE HAVE ACKNOWLEDGED, AS THE ADDRESS TO WHICH WE SHOULD SEND SUCH NOTICE) THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.   IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND DECEMBER 31, 2017. IN THE EVENT OF SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER WITH A DRAFT STATED ABOVE AND ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT AND AMENDMENT(S), IF ANY, ALONG WITH YOUR SIGNED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U. S. DEPARTMENT OF COMMERCE.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED.  THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK.  BENEFICIARY SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF  THE ORIGINAL APPROPRIATE DOCUMENTS  ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION

FACSIMILE PRESENTATIONS ARE PERMITTED. SHOULD BENEFICIARY WISH TO MAKE PRESENTATIONS UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THIS LETTER OF CREDIT AND AMENDMENT(S), IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510 ; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-6274 OR (408) 654-7716, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF  PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.  IN ADDITION, ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

WE HEREBY AGREE WITH THE BENEFICIARY THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATUR

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT A

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                 US$

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO.                         DATED

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
	SANTA CLARA, CA 95054	(BENEFICIARY’S NAME)

Authorized Signature

\

GUIDELINES TO PREPARE THE DRAFT

1.              DATE: ISSUANCE DATE OF DRAFT.

2.              REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3.              PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.              US$: AMOUNT OF DRAWING IN FIGURES.

5.              USDOLLARS: AMOUNT OF DRAWING IN WORDS.

6.              LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.              DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.              BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.              AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT               .

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

EXHIBIT B

TRANSFER FORM

DATE:

TO:	SILICON VALLEY BANK	RE: IRREVOCABLE STANDBY LETTER OF CREDIT NO. ISSUED BY SILICON VALLEY BANK, SANTA CLARA L/C AMOUNT:
3003 TASMAN DRIVE
SANTA CLARA, CA 95054
ATTN:INTERNATIONAL DIVISION.
STANDBY LETTERS OF CREDIT

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.
(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)	(Name of Bank)

(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

EXHIBIT E

SUBTENANT’S INITIAL WORK

See attached.

DEMOLITION

- Remove drywall partition 43 LF
- Remove upper cabinets at Cafe/Pantry 12 LF
- Remove existing millwork surrounding refrigerator 1 EA
- ALTERNATE #1:Remove and dispose horinzontal blind over skylight 437 SF
- Remove upper cabinets at back Pantry 9 LF
- Remove existing rolling shades 6 EA
- Remove existn door (frame to remain) 1 EA

FINISH LEGEND

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale): BLUE APRON - 40 W23rd Street: JRM Projects; 3/10/2016 11:40 AM

CARPENTRY/DRYWALL

Note: Blue Apron is likely to replace all existing acoustic ceiling tiles at perimeter rooms. Exploring options. TBD.

- F&I (3) Rows of Wood Shelving on brackets + in wall blocking 44 LF
- F&I new door and re-install existing hardware 1 EA
- Suspend exisitng soap dispensers at Restrooms 13 EA
- F&I Butcher Block Coutnertop on Supports 16 LF
- Remove existing p. lam top and F&I new Butcher Block countertop 16 LF
- Cut opening in sheetrock for installation of linear diffusers + taping 30 LF
- PROVIDE (4) man days + material for patching and repairing existing walls

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 03:58 PM

PAINTING

Note: Blue Apron is intending to put up some wallpaper, in addition to general painting scope

- Prep and paint Accent Walls (BLUE) 391 LF
- Prep and Paint HM Doors and Frames 43 EA
- Povide Level 5 Finish 21 LF
- Prep and Paint Walls White 2,628 LF

- Prep and paint exisitng 6" wood base white through out
- Scrape, prep, & paint existing radiator covers (hand rolled application)

FINISH NOTES

FINISH LEGEND

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 49 W23rd Street; JRM Projects; 3/10/2016 01:21 PM

CARPENTRY/DRYWALL

OPTION #1 - Remove carpet & patch/sand/refinish existing wood 13,990 SF

F&I new transition/reducer (with CARPET Option only) 403 LF

OPTION #2 - Remove carpet, wood flooring, & subflooring & F&I new wood flooring to match

OPTION #3 - Remove carpet & F&I new carpet tile (by Consolidated)

FINISH NOTES

FINISH LEGEND

Monboy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 04:20 PM

VINYL FLOORING at PANTRIES

OPTION #1 - Keep existing vinyl & F&I on top of existing KARNDEAN flooing 4,065 SF
F&I tansition to match KARNDEAN flooring 160 LF
FINISH NOTES
FINISH LEGEND
Montroy ■ Andersen ■ DeMarco
BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010
FINISH PLAN
A-500.00

WA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 02:22 PM

CONFERENCE ROOMS
OPTION #1 - Remove carpet & patch/sand/refinish existing wood floor 1,419 SF
OPTION #2 - Remove carpet & F&I new carpet (byCONSOLIDATED)
FINISH NOTES
FINISH LEGEND
FINISH PLAN
Montroy ■ Andersen ■ DeMarco
BUZZFEED
5th FLOOR, 40 W 23RD ST.
NEW YORK NY 10010
A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 02:43 PM

TEAM/MEETING/WELLNESS ROOMS

OPTION #1 - Remove carpet & patch/sand/refinish existing wood floor 2,852 SF

OPTION #2 - Remove carpet & F&I new carpet (byCONSOLIDATED)

FINISH NOTES

FINISH LEGEND

Montroy ■ Andersen ■ DeMarco

125 MADISON AVENUE
NEW YORK, NY
212 481 5900

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale): BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 02:40 PM

LIGHTING

PLAN NOTES

Note: Blue Apron is likely to install new light fixtures at all perimeter rooms as well. TBD.

- ALT #3 PANTRY LOCATION - Remove existing 2x2 lights and F&I new 6" LED DL 7 EA
- ALT #1 CAFE/PANTRY LOCATION - Remove existng 2x2 and replace with 6" LED DL 11 EA
- ALT #2 CORRIDOR - Remove existing 2x2 lights and replace with 6" LED DL 11 EA

REFLECTED CEILING PLAN NOTES

REFLECTED CEILING PLAN LEGEND

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

REFLECTED CEILING PLAN

A-300.00

MA.DOB.Docs.12.2.14Buzzfeed (7) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 03:06 PM

ALTERNATE FOR USB/POWER DROP FOR IPADS

USB Ports for IPAD 12 EA

FINISH NOTES

FINISH LEGEND

ISSUED FOR FINISH

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST,
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale): BLUE APRON - 40 W23rd Street: JRM Projects; 3/10/2016 03:13 PM

HORIZONTAL BLIND at CONFERENCE ROOM SKYLIGHT

ALTERNATE #1:Remove and dispose horinzontal blind & hardware below Skylight 437 SF

F&I new Horizontal Blind & Hardware 448 SF

F&I new blocking for installation of Horizontal Blind 85 LF

FINISH NOTES

FINISH LEGEND

DISCONNECT & REMOVE EXPOSED SURFACE MOUNTED CONDUIT AT WALLS

F&I Power for new Horizontal Blind

F&I Cable Lighting System under new Horizontal Blind (more info and specs to follow)

Prep and Paint sheetock opening around skylight after complete installation

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

FINISH PLAN

A-500.00

MA.DOB.Docs.12.2.14Buzzfeed (9) (43% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 03:44 PM

HORIZONTAL BLIND at OPEN AREA SKYLIGHT

PLAN NOTES

F&I new Horizontal Blind & Hardware 448 SF

F&I new blocking for installation of Horizontal Blind 85 LF

F&I Power for new Horizontal Blind (more info and specs to follow

F&I Cable Lighting System under new Horizontal Blind (more info and specs to follow)

Prep and Paint sheetrock opening around skylight after complete installation

Montroy ■ Andersen ■ DeMarco

BUZZFEED
5TH FLOOR, 40 W 23RD ST.
NEW YORK NY 10010

REFLECTED CEILING PLAN

A-300.00

MA.DOB.Docs.12.2.14Buzzfeed (7) (40% of Scale); BLUE APRON - 40 W23rd Street; JRM Projects; 3/10/2016 03:41 PM

AMENDMENT TO SUBLEASE

This AMENDMENT TO SUBLEASE (this “Amendment”) is executed as of May 12, 2017 between AppNexus Inc., a Delaware corporation, having an office at 28 West 23rd Street, Fourth Floor, New York, New York 10010 (the “Sublandlord”) and Blue Apron, LLC (f/k/a Blue Apron, Inc.), a Delaware limited liability company, having an office at 5 Crosby Street, Third Floor, New York, New York 10013 (the “Subtenant”), for the purpose of amending the Sublease Agreement between Sublandlord and Subtenant dated March 2016 (the “Sublease”).

WITNESSETH:

WHEREAS, by a lease agreement dated as of July 5, 2012, as amended by that certain First Lease Modification and Extension Agreement, dated April 2, 2013 (the “Overlease”), 23rd Street Properties LLC (the “Overlandlord”) leased to Sublandlord, as tenant, (a) the entire rentable area of the fifth (5th) floor, in the building known as 28 West 23rd Street, New York, New York (the “28 Building”); (b) the entire rentable area of the fifth floor and mezzanine in the building known as 40 West 23rd Street, New York, NY (the “40 Building”); (c) the entire rentable area of the fourth (4th) floor in the 28 Building and the 40 Building (the 40 Building and the 28 Building are hereinafter collectively, referred to as the “Building”); (d) the entire rentable area of the second 2nd floor in the 28 Building and the 40 Building; and (e) the entire rentable area of the sixth (6th) floor and penthouse in the 40 Building (collectively, the “Premises”), upon and subject to the terms and conditions set forth in the Overlease;

WHEREAS, pursuant to the terms of the Sublease, Subtenant sublets a portion of the Premises comprised of approximately 43,000 square feet of rentable area comprising the entire fifth (5) floor and the mezzanine in the 40 Building (the “Existing Premises”) from Sublandlord upon the terms and conditions set forth in the Sublease;

WHEREAS, Subtenant desires to sublet an additional portion of the Premises comprised of approximately 24,500 square feet of rentable area comprising the entire fifth (5th) floor of 28 Building (the “Expansion Premises”) identified on Exhibit A annexed hereto; and

WHEREAS, Sublandlord has agreed to such expansion on the terms and conditions contained in this Amendment.

NOW, THEREFORE, the parties to this Amendment, for themselves, their successors, and assigns, mutually covenant and agree as follows:

1.                                      Capitalized Terms. Any capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Sublease.

2.                                      Expansion Premises; Term. From and after the Expansion Premises Commencement Date (as hereinafter defined), Sublandlord subleases to Subtenant, and Subtenant subleases from Sublandlord the Expansion Premises for the term and upon the conditions provided in this Amendment.  The term of the sublease of the Expansion Premises shall commence on the date (the “Expansion Premises Commencement Date”) which is the latest to occur of the following:  (a) Sublandlord and Subtenant have executed this Amendment; (b) OverLandlord has consented in writing to this Amendment and such consent shall be in form and substance reasonably acceptable to Subtenant; (c) Sublandlord shall deliver the Expansion Premises to Subtenant in the condition required by the terms of this Amendment; and (d) May 24, 2018. Landlord represents that the Expansion Premises Commencement Date is anticipated to be on or before May 24, 2018 (the “Target Commencement Date”).  From and after the Expansion Premises

1

Commencement Date, all references in the Sublease to the “Subleased Premises” shall mean the Existing Premises and the Expansion Premises.  Upon the issuance of the Overlandlord Amendment Consent (as defined in Paragraph 10), the Term of this Sublease is hereby extended and the Expiration Date as defined in the Sublease shall be October 31, 2019.  For avoidance of doubt, it is agreed that the Term for the sublease of the Existing Premises shall be coterminous with that of the term for the Expansion Premises.

Notwithstanding the foregoing, in the event the Expansion Premises Commencement Date does not occur on or before October 31, 2018, Subtenant shall have the right to terminate this Sublease (i) as it pertains to the Expansion Premises or (ii) in its entirety, provided either election is made upon written notice (the “Subtenant’s Early Termination Notice”) to Sublandlord.  Upon delivery of such notice, the sublease of the Expansion Premises or the entire Sublease Premises, as the set forth in Subtenant’s Early Termination Notice, shall expire as of the date set forth in Subtenant’s Early Termination Notice as if such date was the Expiration Date set forth in the Sublease, but no earlier than thirty (30) days following the submission of Subtenant’s Early Termination Notice.

3.                                      Base Rent.

a.              On and after the Expansion Premises Rent Commencement Date through the Expiration Date, Subtenant shall pay to Sublandlord, as Base Rent for the Expansion Premises, the sum of $134,750.00 per month.

b.              Base Rent for the Existing Premises shall be as follows:

i.             for the period from the date hereof through and including April 30, 2018, the Monthly Base Rent is $222,166.67;

ii.          for the period from May 1, 2018 to October 31, 2018, the Monthly Base Rent is $229,333.33;

iii.       for the period from November 1, 2018 through the Expiration Date, the Monthly Base Rent is $236,500.00.

c.               As of the Expansion Premises Rent Commencement Date (as hereinafter defined), the term “Base Rent” as used in the Sublease shall refer to the sum of the Base Rent payable for the Existing Premises and the Base Rent payable for the Expansion Premises.

d.              Base Rent payable with respect to the Expansion Premises shall commence the date (the “Expansion Premises Rent Commencement Date”) which is thirty (30) days following the Expansion Premises Commencement Date, subject to adjustment as set forth herein.  Base Rent for any partial month shall be pro-rated on a per diem basis.  In the event the Expansion Premises Commencement Date does not occur by June 1, 2018, the Expansion Premises Rent Commencement Date shall be the date which is (i) thirty (30) days following the Expansion Premises Commencement Date plus (ii) the number of days the Expansion Premises Commencement Date is delayed beyond the Target Commencement Date.

e.               Notwithstanding the foregoing, Subtenant shall receive a credit against the first full installment of Base Rent payable by Subtenant following the Expansion Premises Rent Commencement Date in the amount of $75,567.21.

2

4.              Option to Extend.

a.              Subtenant shall have two (2) options to extend the Term of this Sublease, each for a period of six (6) months (each six-month period, an “Extension Period”) each by providing Sublandlord with written notice delivered no less than nine (9) months but no more than twelve (12) months prior to the commencement of the applicable Extension Period.  Sublandlord and Subtenant agree that upon Subtenant’s exercise of an Extension Period in accordance with the Paragraph, the Term of this Sublease shall be extended without the execution of additional documents (though the parties may execute an amendment to this Sublease in confirmation thereof) on all of the terms and provisions of this Sublease except as expressly provided in this Paragraph 4.

b.              The Base Rent for the entire Sublease Premises for each of the Extension Periods shall be $382,500.00 per month.  There shall be no other cost increases to Subtenant.

c.               Notwithstanding anything to the contrary set forth herein, Sublandlord can reject Subtenant’s exercise of the second option to extend by delivering written notice (the “Sublandlord’s Rejection Notice”) of its rejection to Subtenant within thirty (30) days of Sublandlord’s receipt of Subtenant’s notice of its election to extend the Term for the second Extension Period, TIME BEING OF THE ESSENCE with respect to the delivery of Sublandlord’s Rejection Notice.  Sublandlord’s Rejection Notice shall contain a representation from an officer of Sublandlord stating that Sublandlord intends to use the Sublease Premises for its own business.  If Sublandlord’s Rejection Notice is timely delivered, Subtenant’s exercise of the second Extension Period shall be null and void in which case the Term shall Expire as of the expiration of the first Extension Period and Subtenant shall surrender the Premises to Sublandlord on or before the then Expiration Date.

5.                                      Security Deposit.  Subtenant has deposited with Sublandlord, and Sublandlord currently holds a letter of credit in the amount of $700,000.00 (the “Original Required Amount”) with respect to the Existing Premises.  As of the date hereof, the Requirement Amount as defined in Paragraph 6 of the Sublease shall be $1,100,000.  Concurrently with the execution and delivery of this Amendment, Subtenant shall deliver a replacement Letter of Credit to Sublandlord in the Required Amount substantially in the form annexed hereto as Exhibit C.  In addition to Silicon Valley Bank, Sublandlord hereby approves Morgan Stanley as issuer of the Letter of Credit.  Following delivery of such Letter of Credit, all references in the Sublease to the Letter of Credit shall refer to such Letter of Credit and any subsequent replacements thereof.  Sublandlord shall return the Letter of Credit in the Original Required Amount to Subtenant within five (5) business days of its receipt of the Letter of Credit in the Required Amount.  In the event the Overlandlord Amendment Consent is not obtained and this Amendment is of no further force and effect as provided in Paragraph 10 hereof, the Required Amount shall immediately be reduced to the Original Required Amount.  Subtenant may deliver a replacement Letter of Credit in the Original Required Amount and Sublandlord shall return the Letter of Credit in the amount of $1,100,000 to Subtenant within five (5) business days of its receipt of a Letter of Credit in such reduced amount.  Thereafter, all references to the Required Amount shall be mean $700,000.00.  The provisions of this Paragraph 5 shall survive the termination of this Amendment.

6.                                      Delivery Condition.  Sublandlord shall deliver the Expansion Premises to Subtenant vacant and in broom-clean condition, other than the FF&E (as defined below) with all building systems (including existing HVAC) in good working order, and in compliance with all applicable laws and codes, including the Americans with Disability Act.  Sublandlord represents that on the date hereof, Sublandlord

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does not have any knowledge of any non-compliance with any applicable laws or any defects or repairs required to be made to any system serving the Expansion Premises.

7.                                      Furniture, Fixtures and Equipment.  Sublandlord and Subtenant acknowledge and agree that Subtenant has elected to use furniture, fixtures and equipment in the Expansion Premises, as listed in Exhibit B (the “FF&E”). Subtenant shall have the right to use the FF&E in the Expansion Premises during the Term, and Sublandlord shall at its sole cost and expense remove all other furniture, fixtures and equipment from the Expansion Premises prior to the Expansion Premises Commencement Date.  Subtenant shall have the right (but not the obligation), at its option, to dispose of the FF&E from time to time during the Term without liability to Sublandlord, however, Subtenant shall have no obligation to remove the FF&E from the Expansion Premises prior to the Expiration Date; provided that, Subtenant shall provide ten (10) business days’ prior written notice to Sublandlord before disposing of any such FF&E and Sublandlord shall have ten (10) business days thereafter to remove such items of FF&E. However, Subtenant’s furniture, fixtures and equipment shall be removed by Subtenant prior to the expiration or earlier termination of the Term.

8.                                      Signage.  Subtenant shall have the same rights of signage with respect to the Expansion Space as provided in Paragraph 20 of the Sublease.

9.                                      Brokers.  Sublandlord and Subtenant each represent and warrant to the other that it has not dealt with any broker other than CBRE, Inc. and Cushman & Wakefield, Inc. in connection with this Amendment for the Sublease Premises.  Sublandlord and Subtenant shall each indemnify the other against any cost or liability resulting from such its breach of the foregoing representation and warranty. Sublandlord shall be responsible for any commissions owed to the foregoing named brokers, subject to and in accordance with the provisions of a separate agreement.

10.                               Consent of Overlandlord under the Overlease. This Amendment is subject to and conditioned upon Sublandlord obtaining the written consent of Overlandlord (the “Overlandlord Amendment Consent”). The Overlandlord Amendment Consent shall be in form and substance reasonably acceptable to Subtenant. Sublandlord shall promptly request and use due diligence to obtain such consent, and Subtenant shall cooperate with Sublandlord in connection with obtaining such consent. Sublandlord agrees to pay all actual and reasonable costs, expenses and fees which Sublandlord is required to pay to Overlandlord in connection with obtaining such consent. In the event such consent is refused or if Overlandlord shall otherwise fail to grant such consent within ninety (90) days from the date of full execution and delivery hereof, then either party may, upon written notice to the other party given at any time prior to the granting of such consent, terminate and cancel this Amendment. Upon such termination for failure to obtain Overlandlord Amendment Consent, neither party shall have any further obligations to the other under this Amendment, except that Sublandlord shall coordinate in good faith with Subtenant for the return of the Letter of Credit delivered concurrently herewith upon receipt by Sublandlord of a replacement Letter of Credit in the Original Required Amount and any other obligations to the extent that the provisions of this Amendment expressly survive the termination of this Amendment.

11.                               Consistency.  In the event of any inconsistency between this Amendment and the Sublease, the provisions of this Amendment shall govern.

[Signatures on following page.]

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IN WITNESS WHEREOF, Sublandlord and Subtenant have duly executed this Amendment, as an instrument under seal, as of the day and year first above written.

SUBLANDLORD:

APPNEXUS INC.

By:	/s/ Kris Heinrichs
	Name:	Kris Heinrichs
	Title:	SVP Finance

SUBTENANT:

BLUE APRON, LLC

By:	/s/ Matthew Salzberg
	Name:	Matthew Salzberg
	Title:	President

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EXHIBIT A

Sublease Premises

EXHIBIT B

Expansion Premises FF&E

FURNITURE INVENTORY

28 WEST 23RD STREET, 5TH FLOOR
[illegible]

Item #	Type	Description	Quantity
1	Appliance	Double Door Fridge	1
2	Appliance	Fridges	3
3	Appliance	Ice maker	1
4	Appliance	Kettle	1
5	Appliance	Microwave	1
6	Appliance	Milk Frother	2
7	Appliance	Nespresso	1
8	Appliance	Toaster	1
9	Chair	Red Bar Stools	4
10	Chair	Rolling Office Chairs	158
11	Chair	Self Seating Chair	2
12	Lighting	Floor Lamp	2
13	Other	Coat Rack	1
14	Other	English Phonebooths	3
15	Seating	Wooden Bench	3
16	Storage	2 Drawer Filing Cabinet - Med - Beige	3
17	Storage	2 Drawer Filing Cabinet - Small	1
18	Storage	3 Drawer Filing Cabinet - Med - BLK	2
19	Storage	3 Drawer Filing Cabinet - Small	2
20	Storage	4 Drawer Filing Cabinet - Med	2
21	Storage	5 Drawer Filing Cabinets Large	2
22	Storage	6 Shelf Bookcase - Large	1
23	Storage	Beige 2 Shelf Bookcase	3
24	Storage	Glass 4 Shelf Bookcase	
25	Storage	Supplies Cabinet	1
26	Storage	VTC Credenza	1
27	Table	Conference Room Table - 16 Person - BLK	1
28	Table	Conference Room Table - 26 Person - Oak	1
29	Table	Conference Room Table - 6 Person - BLK	1
30	Table	Conference Room Table - 6 Person - BLK	1
31	Table	Conference Room Table - 8 Person - Oak	3
32	Table	Conference Room Table - 8 Person - BLK	1
33	Table	Conference Room Table - 8 Person - Oak	2
34	Table	Desking	170
35	Table	Marbel Coffee Table	1
36	Table	Metal Butcher Table	1
37	Table	Small Side Table	1

EXHIBIT C

Form of Morgan Stanley Letter of Credit